                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1624
                                     DATED: DECEMBER 9, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Fed Funds (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               December 9, 1997


SETTLEMENT DATE:          December 12, 1997


MATURITY DATE:            December 14, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.150%


SPREAD MULTIPLIER:        N/A


COMMISSION:               0.075%


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The 14th of March, June, September and December commencing March 1998 through Maturity, subject to Following Business Day Convention.


INITIAL INTEREST RATE:    TBD, December 12, 1997


FORM:                     Book-entry

